UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. __ )

Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only [as permitted by Rule 14c-5(d)(2)]
[X]  Definitive Information Statement

                            Cactus New Media I, Inc.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:



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                            Cactus New Media I, Inc.
                           500 Australian Avenue South
                                    Suite 619
                         West Palm Beach, Florida 33401

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD March 24, 2004


                                                        West Palm Beach, Florida
                                                               February 27, 2004

TO OUR STOCKHOLDERS:

     A special meeting of the Stockholders (the "Special Meeting") of Cactus New Media I, Inc., a Delaware corporation (the "Company"), will be held at 500 Australian Avenue South, Suite 619, West Palm Beach, Florida on March 24, 2004 at 1:30 p.m. EST for the following purposes:

     1. To ratify the Board of Directors' selection of Baum & Company, P.A. as the Company's independent auditors for the fiscal year ended December 31, 2003 and to authorize the Board of Directors to select, without further shareholder action, the independent auditors for the Company for the fiscal year ending December 31, 2004; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.


     As a matter of regulatory compliance we are sending you this Information Statement which describes the purpose and provisions of the above Actions.

                           For the Board of Directors of
                           Cactus New Media I, Inc.


                            /s/ Pieter DuRand
                            ------------------------------
                            Pieter DuRand, President and Chairman

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                            Cactus New Media I, Inc.
                           500 Australian Avenue South
                                    Suite 619
                         West Palm Beach, Florida 33401

--------------------------------------------------------------------------------

                              INFORMATION STATEMENT


                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This Information Statement is being furnished to the stockholders of Cactus New Media I, Inc., a Delaware corporation (the "Company"), in connection with the adoption of the Actions outlined above by the holders of a majority of the Company's issued and outstanding shares of common stock, par value $0.0001 per share ("Common Stock"). The Company's Board of Directors, on January 19, 2004, approved such Actions and recommended that the Actions be ratified and approved by our stockholders.

Executive Offices

     We have recently moved our principal executive offices from 437 41st Street, Miami Beach, Florida 33140, to 500 Australian Avenue South, Suite 619, West Palm Beach, Florida 33401. Our new telephone number is (561) 651-4146.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     We propose to first send this Information Statement to our stockholders on or about February 27, 2004. The record date established by us for purposes of determining (i) our stockholders entitled to vote for or against the adoption of the Actions, (ii) the number of outstanding shares of our Common Stock, and
(iii) our stockholders entitled to receive this Information Statement, was February 26, 2004 (the "Record Date"). Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting.

     As of the Record Date, there were 46,506,500 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

                PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

     Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock; (ii) each of our directors and executive officers; and
(iii) all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each person listed is 500 Australian Avenue South, Suite 619, West Palm Beach, Florida 33401.

Name and Address of               Title of     Amount and Nature of   Percent of
Beneficial Owner                   Class        Beneficial Owner         Class
--------------------------------------------------------------------------------

Gala Enterprises Ltd.  (1)
c/o Pieter DuRand (2)
P.O. Box 19619
Noordbrug,
Potchefstroom, South Africa 2522    Common         22,500,000             48.4%
--------------------------------------------------------------------------------
All officers and directors
as a group (1 person)               Common         22,500,000             48.4%

(1) As reported on Form 8-K, which the Company filed with the Securities and Exchange Commission on February 23, 2004, Gala Enterprises Ltd. made a cash payment to the Company in the amount of ninety thousand dollars ($90,000) on February 6, 2004. In exchange, Gala Enterprises Ltd. received 22,500,000 shares of the Company's restricted Common Stock, subject to Section 4(2) of the Securities Act of 1933, as amended, and Rule 144 promulgated thereunder. The purpose of this transaction was to provide sufficient funds for the Company to satisfy a portion of its outstanding debts and to effect a change of control to Gala Enterprises Ltd.

(2) Mr. Pieter DuRand is the principal of Gala Enterprises Ltd., a corporation organized in the country of Belize, and currently serves as the sole Officer and Director of the Company. Mr. DuRand was appointed to serve as an additional until the next meeting of the shareholders at which Directors are elected by the Company's Officer and Director, Mr. RS Schmitt, on February 10, 2004. Subsequent to that, Mr. Schmitt tendered his resignation as an Officer and Director of the Company.


                                 PROPOSAL NO. 1
         RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     On January 19, 2004, our Board of Directors voted to ratify the selection of Baum & Co., P.A. as the Company's independent auditors for the fiscal year ended December 31, 2003, and to authorize the Board of Directors to select, without further shareholder action, the independent auditors for the Company for the fiscal year ending December 31, 2004. Baum & Co., P.A. has served as the Company's independent auditors since January 19, 2004. A representative of Baum & Co., P.A. is not expected to be present at the Annual Meeting.

AUDIT FEES

     The aggregate fees, including expenses, billed by Baum & Company, P.A. in connection with the audit of our consolidated financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003 was $3,000.

     There were no other fees for services rendered to the Company by Baum & Company for the year ended December 31, 2003.


Changes in Independent Public Accountants

     Effective April 9, 2003, the Company's independent public accountants, Kaufman, Rossin & Co. ("Kaufman"), resigned as the principal accountants to audit our financial statements. The reports of Kaufman on our financial statements for the fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein Kaufman expressed substantial doubt about our ability to continue as a going concern. Kaufman's decision was presented to our company and approved by our board of directors, as we currently have no formal audit committee.

     Effective April 9, 2003, we engaged the accounting firm of Durland & Company, CPA, P.A. ("Durland") as our new independent accountants to audit our financial statements for the fiscal year ending December 31, 2003.

     Effective January 19, 2004, Durland resigned as the principal accountants to audit our financial statements. The reports of Durland on our financial statements for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein Durland expressed substantial doubt about our ability to continue as a going concern. Durland's decision was presented to our company and approved by our board of directors, as we have no formal audit committee.

     Effective  January  19,  2004,  we engaged  the  accounting  firm of Baum &
Company, P.A. as our new independent accountants to audit our financial statements for the fiscal year ending December 31, 2003.

                             ADDITIONAL INFORMATION

     Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.


By order of the Board of Directors of:


                            CACTUS NEW MEDIA I, INC.

                            /s/ Pieter DuRand
                            ------------------------------
                            Pieter DuRand, President and Chairman

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